UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2022

AUDACY, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street, 4th Floor Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 660-5610
(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	AUD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02 Termination of a Material Definitive Agreement.
On May 10, 2022, Audacy, Inc. (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”). Pursuant to the vote described in Item 5.07 below, the Company's shareholders approved the Audacy 2022 Equity Compensation Plan (the “New Plan”) at the Annual Meeting and, upon such approval, the New Plan, as amended, became effective.
On March 16, 2022, the Board of Directors approved the conditional termination of the existing Audacy Equity Compensation Plan and Audacy Acquisition Equity Compensation Plan (together, the "Existing Plans") as of, and conditioned upon, the shareholders of the Company approving the New Plan at the Annual Meeting. Accordingly, on May 10, 2022, the Existing Plans were terminated (subject to the continued vesting of equity awards remaining outstanding thereunder) such that no new award will be made under either Existing Plan.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)(i) Audacy 2022 Equity Compensation Plan
On May 10, 2022, the Company held the Annual Meeting. Pursuant to the vote described in Item 5.07 below, the shareholders approved the New Plan at the Annual Meeting and, upon such approval, the New Plan, as amended, became effective. Awards under the New Plan may be made in the form of, among other things, stock options, stock appreciation rights, restricted stock and restricted stock units. The maximum number of shares issuable under the New Plan is 11,750,000.
A description of the terms and conditions of the New Plan is set forth in the Company’s Definitive Proxy Statement filed on March 22, 2022 with the U.S. Securities and Exchange Commission relating to the Annual Meeting under the caption “PROPOSAL 4. CONSIDERATION OF THE APPROVAL OF THE AUDACY 2022 EQUITY COMPENSATION PLAN,” and is incorporated herein by reference. The description of the New Plan is, by its nature, not complete and is qualified in its entirety by reference to the text of the New Plan, a copy of which is included as Exhibit 10.1 and is incorporated herein by reference. A copy of the New Plan’s form award grant instrument for Company employees is attached hereto as Exhibit 10.2. A copy of the New Plan’s form award grant instrument for Company Directors is attached hereto as Exhibit 10.3.
(e)(2) Amended and Restated Audacy Employee Stock Purchase Plan
Pursuant to the vote described in Item 5.07 below, the shareholders of the Company also approved an amendment and restatement of the Audacy Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares available for issuance thereunder. Upon such approval, the ESPP, as amended and restated, became effective. The amendment increased the number of shares available under the ESPP from 1,000,000 shares to 2,000,000 shares.
A description of the terms and conditions of the ESPP is set forth in the Company’s Definitive Proxy Statement filed on March 22, 2022 with the U.S. Securities and Exchange Commission relating to the Annual Meeting under the caption “PROPOSAL 3. CONSIDERATION OF THE APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE AUDACY EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER,” and is incorporated herein by reference. The description of the ESPP is, by its nature, not complete and is qualified in its entirety by reference to the text of the ESPP, a copy of which is included as Exhibit 10.4, and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Securities Holders
(a) On May 10, 2022, the Company held the Annual Meeting.
(b) The following matters were considered and voted on at the Annual Meeting:

(i) the election of one Class A Director, in Board Class II, for a three-year term expiring at the Company’s 2025 annual meeting of shareholders or until such Class A Director’s successor is duly elected and qualified;
(ii) the election of three other Directors, each in Board Class II, for a three-year term expiring at the Company’s 2025 annual meeting of shareholders or until each such Director’s successor is duly elected and qualified;
(iii) the approval of an amendment and restatement to the ESPP to increase the number of shares available for issuance thereunder;
(iv) the approval of the New Plan; and
(v) the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022.
At the Annual Meeting:
(I) Mark R. LaNeve was elected as a Class A Director, in Board Class II, for a three-year term expiring at the Company’s 2025 annual meeting of shareholders or until his successor is duly elected and qualified;
(II) Sean R. Creamer, Joel Hollander and Monique L. Nelson were each elected as a Director, in Board Class II, for a three year-term expiring at the Company’s 2025 annual meeting of shareholders or until each such Director’s successor is duly elected and qualified;
(III) the amendment and restatement to the ESPP to increase the number of shares available for issuance thereunder was approved;
(IV) the New Plan was approved; and
(V) the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022 was ratified.
The voting results were as follows:
(A) Election of one Class A Director in Board Class II:

Nominee	For	Withheld	Broker Non-Votes
Mark R. LaNeve	82,737,825	4,908,222	19,851,390
(B) Election of three other Directors in Board Class II:

Nominee	For	Withheld	Broker Non-Votes
Sean R. Creamer	123,177,020	4,921,017	19,851,390
Joel Hollander	111,846,668	16,251,369	19,851,390
Monique L. Nelson	125,568,226	2,529,811	19,851,390
(C) Approval of the amendment and restatement to the ESPP to increase the number of shares available for issuance thereunder:

For	Against	Abstain	Broker Non-Votes
127,093,557	952,023	52,457	19,851,390
(D) Approval of the New Plan:

For	Against	Abstain	Broker Non-Votes
124,785,210	3,208,846	103,981	19,851,390
(E) Ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
147,103,668	763,927	81,832	-

Item 9.01. Exhibits

(d) Exhibits

The following exhibits are provided as part of this Current Report on Form 8-K:

Exhibit No.	Title
10.1	Audacy 2022 Equity Compensation Plan (Incorporated by reference to Exhibit 99.1 to our Registration Statement on Form S-8 filed on May 11, 2022).
10.2 *	Audacy 2022 Equity Compensation Plan - Form of Grant Instrument for Employees.
10.3 *	Audacy 2022 Equity Compensation Plan - Form of Grant Instrument for Directors.
10.4	Amended and Restated Audacy Employee Stock Purchase Plan (Incorporated by reference to Exhibit 99.1 to our Registration Statement on Form S-8 filed on May 11, 2022).

_______________________
*    Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Audacy, Inc.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President and Secretary
Dated: May 16, 2022